                                                                 EXHIBIT 10.20.3

                   AMENDMENT NO. 3 AND WAIVER TO BUSINESS LOAN
                                    AGREEMENT

         This Amendment No. 3 (the "Amendment") dated as of June 12, 2001, is between Bank of America, N.A. (the "Bank") and Variflex, Inc. (the "Borrower").

                                    RECITALS
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         A. The Bank and the Borrower entered into a certain Business Loan Agreement dated as of March 31, 2000, as previously amended (the "Agreement").

         B. The Bank and the Borrower desire to further amend and waive the Borrower's breach of the Agreement.

                                    AMENDMENT
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         1.  Definitions.  Capitalized terms used but not defined in this
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Amendment shall have the meaning given to them in the Agreement.

         2.  Amendments.  The Agreement is hereby amended as follows:
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               2.1 Subparagraph 3.1(a) is amended and restated in its entirety as follows:

               "(a) Inventory, excluding, however, inventory subject to a license agreement between the Borrower and Disney Enterprises, Inc. dated March 17, 1999. (`License Agreement')."

                                     WAIVER
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         The Borrower has breached Paragraph 6.3 of the Agreement by pledging inventory as collateral to the Bank which the Borrower is prohibited from pledging to the Bank pursuant to the "License Agreement."

         The Bank waives compliance with the breached covenant and hereby releases a portion of the Borrower's inventory as collateral.

         This waiver applies only to the breached covenant. This waiver does not apply to any other breach that may now exist or may occur after the date of this waiver with respect to the breached covenant or any other term, condition, or covenant of the Agreement. All other terms and conditions of the Agreement remain unchanged.

         3.  Representations and Warranties. When the Borrower signs this
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Amendment, the Borrower represents and warrants to the Bank that: (a) there is no event which is, or with notice or lapse of time or both would be, a default under the Agreement except those events, if any, that have been disclosed in writing to the Bank or waived in writing by the Bank, (b) the representations and warranties in the Agreement are true as of the date of this Amendment as if made on the date of this Amendment, (c) this Amendment is within the Borrower's powers, has been duly authorized, and does not conflict with any of the Borrower's organizational papers, and (d) this Amendment does not conflict with any law, agreement, or obligation by which the

Borrower is bound.

         4.  Effect of Amendment.  Except as provided in this Amendment, all of
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the terms and conditions of the Agreement shall remain in full force and effect.

         This Amendment is executed as of the date stated at the beginning of this Amendment.


VARIFLEX, INC.                                         BANK OF AMERICA, N. A.


By:  /s/ Roger M. Wasserman                            By: /s/ George W. Simmons
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Roger M. Wasserman                                             George W. Simmons
         Chief Financial Officer                                Vice President

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